THE ADVISORS' INNER CIRCLE FUND II

                                   PROSPECTUS


                                 MARCH 1, 2017


                       RQSI SMALL CAP HEDGED EQUITY FUND
                         (INSTITUTIONAL SHARES: RQSIX)
                             (RETAIL SHARES: RQSAX)

                              INVESTMENT ADVISER:
                       RAMSEY QUANTITATIVE SYSTEMS, INC.

  THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ABOUT THIS PROSPECTUS

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:


                                                                            PAGE
RQSI SMALL CAP HEDGED EQUITY FUND ...........................................  1
      INVESTMENT OBJECTIVE ..................................................  1
      FUND FEES AND EXPENSES ................................................  1
      PRINCIPAL INVESTMENT STRATEGIES .......................................  2
      PRINCIPAL RISKS .......................................................  2
      PERFORMANCE INFORMATION ...............................................  4
      INVESTMENT ADVISER ....................................................  5
      PORTFOLIO MANAGER .....................................................  5
      PURCHASE AND SALE OF FUND SHARES ......................................  5
      TAX INFORMATION .......................................................  5
      PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
      INTERMEDIARIES ........................................................  5
MORE INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE AND
  STRATEGIES ................................................................  7
MORE INFORMATION ABOUT RISK .................................................  7
INFORMATION ABOUT PORTFOLIO HOLDINGS ........................................  9
INVESTMENT ADVISER ..........................................................  9
PORTFOLIO MANAGER ........................................................... 10
PURCHASING AND SELLING FUND SHARES .......................................... 10
PAYMENTS TO FINANCIAL INTERMEDIARIES ........................................ 17
OTHER POLICIES .............................................................. 18
DIVIDENDS AND DISTRIBUTIONS ................................................. 21
TAXES ....................................................................... 21
FINANCIAL HIGHLIGHTS ........................................................ 24
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND ....................... Back Cover

                       RQSI SMALL CAP HEDGED EQUITY FUND

INVESTMENT OBJECTIVE

The RQSI Small Cap Hedged Equity Fund (the "Fund") seeks total return with lower volatility than the overall equity market.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


--------------------------------------------------------------------------------
                                        INSTITUTIONAL
                                           SHARES             RETAIL SHARES
--------------------------------------------------------------------------------
Management Fees                                0.80%                    0.80%
--------------------------------------------------------------------------------
12b-1 Fees                                      None                    0.25%
--------------------------------------------------------------------------------
Other Expenses                                 0.55%                    0.65%
                                               -----                    -----
--------------------------------------------------------------------------------
    Shareholder Servicing Fees          None                  0.10%
--------------------------------------------------------------------------------
    Other Operating Expenses           0.55%                  0.55%
--------------------------------------------------------------------------------
Total Annual Fund Operating                    1.35%                    1.70%
Expenses(1)
--------------------------------------------------------------------------------

(1) The Total Annual Fund Operating Expenses of the Retail Shares in this fee table do not correlate to the expense ratio in the Fund's Financial Highlights because the maximum Shareholder Servicing Fees were not incurred during the prior fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
INSTITUTIONAL SHARES          $137        $428       $739        $1,624
RETAIL SHARES                 $173        $536       $923        $2,009


PORTFOLIO TURNOVER


The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 178% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES


Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small capitalization companies. This investment policy may be changed by the Fund upon 60 days' prior written notice to shareholders. "Equity securities" are primarily common stocks of U.S. companies, but may also include American Depositary Receipts ("ADRs"), which are traded on U.S. exchanges and represent an ownership interest in a foreign security, and derivative instruments and exchange-traded funds ("ETFs") with returns based on U.S. or international equity indices, which the Fund primarily uses for hedging purposes. The Fund considers "small capitalization companies" to be those with market capitalizations within the range of the market capitalizations of companies in the Russell 2000 Index or the S&P SmallCap 600 Index at the time of purchase. While the market capitalization ranges of the Russell 2000 Index and S&P SmallCap 600 Index change throughout the year, as of December 31, 2016, the market capitalization range of the Russell 2000 Index was between $21 million and $11 billion and the market capitalization range of the S&P SmallCap 600 Index was between $52 million and $16 billion. The Fund utilizes derivatives, principally options and futures, and ETFs to seek to hedge (i.e., offset) the risk of price declines and reduce volatility.


In selecting investments for the Fund, Ramsey Quantitative Systems, Inc. ("RQSI" or the "Adviser") seeks to build a diversified portfolio of small capitalization equity securities that the Adviser believes offer an asymmetric risk/return profile, that is, more and higher returns on the upside and fewer and lower returns on the downside. The Adviser employs a proprietary screening process that evaluates various technical and fundamental factors, including analysis of financial statements, public filings, earnings calls and third-party research, in an effort to identify quality businesses with the potential for appreciation. The Adviser continually monitors the Fund's portfolio and may sell a security when the security is trading near or above the Adviser's appraised value, the Adviser determines that there is a fundamental change in the security's prospects or management of the company is not enhancing shareholder value, or better investment opportunities become available.

Due to its investment strategy, the Fund may buy and sell securities frequently.

PRINCIPAL RISKS


As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.


EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL CAPITALIZATION COMPANY RISK -- The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange. The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.


FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the "SEC") and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EXCHANGE-TRADED FUND RISK -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based or the ETF's other holdings and the value of the Fund's investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to their net asset value ("NAV") and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

DERIVATIVES RISK -- The Fund's use of options and futures is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the

Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

MANAGEMENT RISK -- The value of the Fund may decline if the Adviser's judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Because a portion of the Fund is selected using a proprietary screening process, the Fund is subject to the additional risk that the Adviser's judgments regarding the investment criteria underlying the screening process may prove to be incorrect.

PORTFOLIO TURNOVER RISK -- The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks of an investment in the Fund by showing the Institutional Shares' performance for the 2016 calendar year and by showing how the Fund's average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.rqsifunds.com or by calling toll-free to 1-844-445-RQSI (1-844-445-7774).

                           2016                 9.45%

                       BEST QUARTER          WORST QUARTER
                          9.22%                 (2.19)%
                       (12/31/2016)           (3/31/2016)

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2016

This table compares the Fund's average annual total returns for the periods ended December 31, 2016 to those of an appropriate broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown only for Institutional Shares. After-tax returns for Retail Shares will vary.

--------------------------------------------------------------------------------
                                                                 SINCE INCEPTION
                                                     1 YEAR         (9/09/15)
--------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
--------------------------------------------------------------------------------
   Institutional Shares                               9.45%          3.71%
--------------------------------------------------------------------------------
   Retail Shares                                      9.23%          3.75%
--------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
--------------------------------------------------------------------------------
   Institutional Shares                               8.84%           3.22%
--------------------------------------------------------------------------------
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES
--------------------------------------------------------------------------------
   Institutional Shares                               5.35%          2.61%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (REFLECTS NO DEDUCTION            21.31%         15.38%
FOR FEES, EXPENSES OR TAXES)
--------------------------------------------------------------------------------


INVESTMENT ADVISER

Ramsey Quantitative Systems, Inc.

PORTFOLIO MANAGER


Mr. Jaideep Karnawat has been the portfolio manager of the Fund since 2017.


PURCHASE AND SALE OF FUND SHARES

To purchase Institutional Shares and Retail Shares of the Fund for the first time, you must invest at least $1,000,000 and $2,500, respectively. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the "NYSE") is open for business by contacting the Fund directly by mail at RQSI Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: RQSI Funds, c/o DST Systems, Inc., 430 W 7(th) Street, Kansas City, MO 64105) or telephone at 1-844-445-RQSI (1-844-445-7774).

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION


The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

MORE INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVES AND STRATEGIES

The investment objective of the RQSI Small Cap Hedged Equity Fund is to seek total return with lower volatility than the overall equity market. The investment objective of the Fund may not be changed without shareholder approval.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may cause the Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue the Fund's investment objective.

This prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information ("SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

MORE INFORMATION ABOUT RISK

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include common stocks, shares of ADRs, and shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. ADRs are traded on U.S. exchanges and represent an ownership interest in a foreign security. ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the Fund's NAV to fluctuate.

An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.


FOREIGN COMPANY RISK -- Investments in securities of foreign companies (including direct investments as well as investments through ADRs) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.


DERIVATIVES RISK -- The Fund's use of options and futures is subject to derivatives risk. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. Additionally, some derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

     FUTURES CONTRACTS -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

     Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

     Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

     OPTIONS -- Options involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss). If the Fund writes a "covered" call option (i.e. a call option on a security in which the Fund holds a long position), the Fund may not participate fully in a rise in market value of the underlying security. Over-the-counter options also involve counterparty solvency risk.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

INVESTMENT ADVISER


Ramsey Quantitative Systems, Inc., an Indiana corporation founded in 1996, serves as the investment adviser to the Fund. The Adviser's principal place of business is located at 1515 Ormsby Station Court, Louisville, KY 40223. As of December 31, 2016, the Adviser had approximately $438 million in assets under management across all trading platforms including both equity and futures based trading programs.


The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Board of Trustees (the "Board") of The Advisors' Inner Circle Fund II (the "Trust") supervises the Adviser and establishes policies that the Adviser must follow in its management activities.


For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2016, the Fund paid 0.80% of its average daily net assets in advisory fees to the Adviser.


A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreement is available in the Fund's Annual Report to Shareholders dated October 31, 2015, which covers the period from the Fund's inception to October 31, 2015.

PORTFOLIO MANAGER


Mr. Jaideep Karnawat has been involved in the management of the Fund since its inception in 2015 and has been the portfolio manager of the Fund since 2017. Mr. Karnawat joined RQSI in 2008 and is responsible for the development of quantitative and risk strategies for RQSI's futures and equity trading strategies, including the development of automated risk management and trading execution tools. Mr. Karnawat received both a B.S. and M.S. in Aerospace Engineering from IIT, India in 2006 and an M.B.A. in Finance and Accounting from Vanderbilt University in 2008. Mr. Karnawat also holds the Financial Risk Manager designation given by Global Association of Risk Professionals ("GARP").


The SAI provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see "Taxes."

HOW TO CHOOSE A SHARE CLASS

The Fund offers two classes of shares to investors, Institutional Shares and Retail Shares. Each share class has its own shareholder eligibility criteria, investment minimums, cost structure and other features. The following summarizes the primary features of Institutional Shares and Retail Shares. Contact your financial intermediary or the Fund for more information about the Fund's share classes and how to choose between them.

-----------------------------------------------------------------------------------------------
                                                        INVESTMENT
CLASS NAME             ELIGIBLE INVESTORS               MINIMUMS               FEES
-----------------------------------------------------------------------------------------------
Institutional Shares   Institutional and individual     Initial: $1,000,000    No Rule 12b-1
                       investors who meet the initial                          fee
                       investment minimum               Subsequent: None
                                                                               No Shareholder
                                                                               Servicing Fee
-----------------------------------------------------------------------------------------------
Retail Shares          Primarily individual investors   Initial: $2,500        0.25% Rule
                                                                               12b-1 fee
                                                        Subsequent: None
                                                                               0.10%
                                                                               Shareholder
                                                                               Servicing Fee
-----------------------------------------------------------------------------------------------

Institutional Shares and Retail Shares are offered to investors who purchase shares directly from the Fund or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services. Your financial intermediary can tell you which class of shares is available through the intermediary.

The Fund reserves the right to change the criteria for eligible investors and accept initial investments of smaller amounts in its sole discretion.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call 1-844-445-RQSI (1-844-445-7774).

All investments must be made by check, Automated Clearing House ("ACH"), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler's checks, money orders or cashier's checks.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund's policy on short-term trading, see "Excessive Trading Policies and Procedures."

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

BY MAIL

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the "Invest by Mail" stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

REGULAR MAIL ADDRESS

RQSI Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

RQSI Funds
c/o DST Systems, Inc.
430 W 7(th) Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY WIRE

To open an account by wire, call 1-844-445-RQSI (1-844-445-7774) for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund's name, the share class and your account number).

WIRING INSTRUCTIONS

UMB Bank, N.A.
ABA # 101000695
RQSI Small Cap Hedged Equity Fund
DDA # 9871063178

Ref: Fund name/share class/account number/account name

BY SYSTEMATIC INVESTMENT PLAN (VIA ACH) (RETAIL SHARES ONLY)

You may not open an account via ACH. However, once you have established a direct account with the Fund, you can set up an automatic investment plan via ACH by mailing a completed application to the Fund. These purchases can be made monthly, quarterly, semi-annually or annually in amounts of at least $100. To cancel or change a plan, contact the Fund by mail at: RQSI Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: RQSI Funds, c/o DST Systems, Inc., 430 W 7(th) Street, Kansas City, MO 64105). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

PURCHASES IN-KIND

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies. These transactions will be effected only if the Adviser, in its sole discretion, deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such transactions will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

MINIMUM PURCHASES

To purchase Institutional Shares and Retail Shares of the Fund for the first time, you must invest at least $1,000,000 and $2,500, respectively. There is no minimum for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion.

FUND CODES

The Fund's reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily NAV, or obtain additional information.

                                                                        FUND
FUND NAME                 SHARE CLASS     TICKER SYMBOL      CUSIP      CODE
--------------------------------------------------------------------------------
RQSI Small Cap Hedged    Institutional       RQSIX         00766Y232    6540
Equity Fund              Shares
                         Retail Shares       RQSAX         00766Y224    6541

GENERAL INFORMATION

You may purchase shares on any day that the NYSE is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

The Fund's price per share will be the next determined NAV per share after the Fund or an authorized institution (defined below) receives your purchase order in proper form. "Proper form" means that the Fund was provided with a complete and signed account application, including the investor's social security number or tax identification number and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day's NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early -- such as on days in advance of certain holidays -- the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

Shares will not be priced on days that the NYSE is closed for trading, including nationally observed holidays. Since securities that are traded on foreign exchanges may trade on days when the NYSE is closed, the value of the Fund may change on days when you are unable to purchase or redeem shares.

BUYING OR SELLING SHARES THROUGH A FINANCIAL INTERMEDIARY

In addition to being able to buy and sell Fund shares directly from the Fund through its transfer agent, you may also buy or sell shares of the Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day's NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares ("authorized institutions"). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution's designee, receives the order. Orders will be priced at the Fund's next computed NAV after they are received by an authorized institution or an authorized institution's designee. To determine whether your financial intermediary is an authorized institution or an authorized institution's designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

HOW THE FUND CALCULATES NAV


The NAV of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Board, these methods are implemented through the Trust's Fair Value Pricing Committee, members of which are appointed by the Board. The Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the open-end investment companies in which the Fund invests explain the circumstances in which those investment companies will use fair value pricing and the effect of fair value pricing.


With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the international markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges -- for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV.


Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by or under the direction of the Board.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-844-445-RQSI (1-844-445-7774).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before granting a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the "Program"), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 1-844-445-RQSI (1-844-445-7774) for more information.

The sale price of each share will be the next determined NAV after the Fund (or an authorized institution) receives your request in proper form.

BY MAIL

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

     o    The Fund name;

     o    The share class;

     o    The account number;

     o    The dollar amount or number of shares you wish to redeem;

     o    The account name(s); and

     o    The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

REGULAR MAIL ADDRESS

RQSI Funds
P.O. Box 219009
Kansas City, MO 64121-9009

EXPRESS MAIL ADDRESS

RQSI Funds
c/o DST Systems, Inc.
430 W 7(th) Street
Kansas City, MO 64105

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund's transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund's transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

BY TELEPHONE

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 1-844-445-RQSI (1-844-445-7774) to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

BY SYSTEMATIC WITHDRAWAL PLAN (VIA ACH) (RETAIL SHARES ONLY)

If you have a direct account with the Fund and your account balance is at least $10,000, you may transfer as little as $100 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Fund.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within seven days after the Fund receives your request. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions on your account. IF YOU ARE SELLING SHARES THAT WERE RECENTLY PURCHASED BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED OR THE ACH TRANSACTION HAS BEEN COMPLETED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN-KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund's remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). It is highly unlikely that your shares would ever be redeemed in-kind, but if they were, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $500,000 with respect to Institutional Shares and $2,500 with respect to Retail Shares because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirement in its sole discretion.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information please see "Payments to Financial Intermediaries" in the SAI.

DISTRIBUTION PLAN

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, for Retail Shares that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee for Retail Shares of the Fund is 0.25%.

SHAREHOLDER SERVICING PLAN

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.10% based on the average daily net assets of the Fund's Retail Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders' accounts and other shareholder services.


PAYMENTS BY THE ADVISER


From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as "revenue sharing" payments and are made out of the Adviser's and/or its affiliates' own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with "shelf space," placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority ("FINRA") rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.


The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary's relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund's shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.


OTHER POLICIES

EXCESSIVE TRADING POLICIES AND PROCEDURES

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as "price" or "time zone" arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund's shares if the prices of the Fund's foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, because the Fund invests in small cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund's shares may have a greater impact on the market prices of these types of securities.

The Fund's service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund's policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund's service providers may consider the trading history of accounts under common ownership or control. The Fund's policies and procedures include:

     o Shareholders are restricted from making more than one (1) "round trip," into or out of the Fund within any rolling 30 calendar day period. The Fund defines a "round trip" as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

     o The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund's long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur. Systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into "information sharing agreements" with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary's customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary's ability to transact in Fund shares. When information regarding transactions in the Fund's shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an "indirect intermediary"), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary's customers. Please contact your financial intermediary for more information.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Fund reserves the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or
(iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

UNCLAIMED PROPERTY


Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state. More information on unclaimed property and how to maintain an active account is available through your state or by calling 1-844-445-RQSI (1-844-445-7774).


DIVIDENDS AND DISTRIBUTIONS

The Fund distributes its net investment income and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES


PLEASE CONSULT YOUR TAX ADVISOR FOR SPECIFIC GUIDANCE ABOUT U.S. FEDERAL, STATE AND LOCAL TAXES. Below is a summary of the U.S. federal income tax consequences of investing in the Fund. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax.

Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Long-term capital gains distributions and distributions that are reported by the Fund as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals of 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.


You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.


Each sale of Fund shares may be a taxable event. A sale may result in a capital gain or loss to you. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use the average basis method as the default cost basis method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

To the extent that the Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund received from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.


Because each shareholder's tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about the Fund. The information is intended to help you understand the financial performance of the Fund for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Ernst & Young LLP, independent registered public accounting firm of the Fund. The financial statements and the unqualified opinion of Ernst & Young LLP are included in the 2016 Annual Report of the Fund, which is available upon request by calling the Fund at 1-844-445-RQSI (1-844-445-7774).


                                                        SELECTED PER SHARE DATA & RATIOS
                                           FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                          INSTITUTIONAL SHARES
                                             -------------------------------------------
                                                    YEAR                    PERIOD
                                                    ENDED                    ENDED
                                              OCTOBER 31, 2016        OCTOBER 31, 2015(1)
                                              ----------------        -------------------
Net Asset Value, Beginning of Period              $   9.98                 $  10.00
                                                  --------                 --------
Income (Loss) from Investment Operations:
   Net Investment Income (Loss)*                      0.12                    (0.01)
   Net Realized and Unrealized Loss                  (0.65)                   (0.01)
                                                   --------                 --------
   Total from Investment Operations                  (0.53)                   (0.02)
                                                  --------                 --------
Dividends and Distributions from:
   Net Investment Income                             (0.01)                      --
                                                  --------                 --------
   Total Dividends and Distributions                 (0.01)                      --
                                                  --------                 --------
Net Asset Value, End of Period                    $   9.44                 $   9.98
                                                  ========                 ========
TOTAL RETURN+                                       (5.29)%                   (0.20)%
                                                  ========                 ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)             $ 66,751                 $ 69,827
Ratio of Expenses to Average Net Assets              1.35%                    1.62%++
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                  1.29%                   (0.40)%++
Portfolio Turnover Rate                               178%                       6%+++



(1)  COMMENCED OPERATIONS ON SEPTEMBER 9, 2015.

*    PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++   ANNUALIZED.

+++ PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.


                                                           SELECTED PER SHARE DATA & RATIOS
                                              FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                               RETAIL SHARES
                                                --------------------------------------------
                                                       YEAR                     PERIOD
                                                      ENDED                     ENDED
                                                OCTOBER 31, 2016         OCTOBER 31, 2015(1)
                                                ----------------         -------------------
Net Asset Value, Beginning of Period                 $ 9.99                    $ 10.00
                                                     ------                    -------
Income (Loss) from Investment Operations:
   Net Investment Income (Loss)*                       0.09                         --
   Net Realized and Unrealized Loss                   (0.62)                     (0.01)
                                                     ------                    -------
   Total from Investment Operations                   (0.53)                     (0.01)
                                                     ------                    -------
Dividends and Distributions from:
   Net Investment Income                              (0.01)                        --
                                                     ------                    -------
   Total Dividends and Distributions                  (0.01)                        --
                                                     ------                    -------
Net Asset Value, End of Period                       $ 9.45                    $  9.99
                                                     ======                    =======
TOTAL RETURN+                                         (5.34)%                    (0.10)%
                                                     ======                    =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)                $  113                    $   101
Ratio of Expenses to Average Net Assets               1.66%                      2.03%++(2)
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                  0.96%                      (1.00)%++
Portfolio Turnover Rate                                178%                          6%+++



(1)  COMMENCED OPERATIONS ON SEPTEMBER 9, 2015.

(2) RATIO REFLECTS THE IMPACT OF THE INITIAL LOW LEVEL OF NET ASSETS ASSOCIATED WITH COMMENCEMENT OF OPERATIONS. UNDER NORMAL ASSET LEVELS, THE RATIO WOULD HAVE BEEN 1.97% .

*    PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

+ TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. RETURNS SHOWN DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++   ANNUALIZED.

+++ PORTFOLIO TURNOVER RATE IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.

                       THE ADVISORS' INNER CIRCLE FUND II

                       RQSI SMALL CAP HEDGED EQUITY FUND

INVESTMENT ADVISER

Ramsey Quantitative Systems, Inc.
1515 Ormsby Station Court
Louisville, KY 40223

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:


STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The SAI, dated March 1, 2017, as it may be amended from time to time, includes detailed information about the RQSI Small Cap Hedged Equity Fund and The Advisors' Inner Circle Fund II. The SAI is on file with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS: These reports list the Fund's holdings and contain information from the Adviser about investment strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORTS, OR MORE INFORMATION:

BY TELEPHONE: 1-844-445-RQSI (1-844-445-7774)

BY MAIL:      RQSI Funds
              P.O. Box 219009
              Kansas City, MO 64121-9009

BY INTERNET:  www.rqsifunds.com

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors' Inner Circle Fund II, from the EDGAR Database on the SEC's website at: http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust's Investment Company Act registration number is 811-07102.


                                                                 RQS-PS-001-0300